                                                                     EXHIBIT 4.9

                               SECOND AMENDMENT TO
                         THE FIFTH AMENDED AND RESTATED
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT

         This Second Amendment (the "Amendment"), dated as of August 10, 2001, is among NATIONSRENT, INC., a Delaware corporation (the "Parent"), and its Subsidiaries (collectively with the Parent, the "Borrowers"), the lending institutions listed on the signature pages hereto (collectively, the "Lenders"), FLEET NATIONAL BANK, as administrative agent for the Lenders (the "Administrative Agent"), BANKERS TRUST COMPANY, as syndication agent for the Lenders (the "Syndication Agent"), and THE BANK OF NOVA SCOTIA, as documentation agent for the Lenders (the "Documentation Agent"). Capitalized terms used herein unless otherwise defined herein shall have the respective meanings set forth in the Credit Agreement (as hereinafter defined).

         WHEREAS, the Borrowers, the Lenders, the Administrative Agent, the Syndication Agent and the Documentation Agent are parties to that certain Fifth Amended and Restated Revolving Credit and Term Loan Agreement, dated as of August 2, 2000 (as amended by that certain First Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement, dated as of March 14, 2001, and as the same may be further amended restated, modified, or supplemented and in effect from time to time, the "Credit Agreement"); and

         WHEREAS, the Borrowers have requested that the Lenders agree, and the Lenders have agreed, on the terms and subject to the conditions set forth herein, to make certain changes to the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

         1. AMENDMENT TO SECTION 2.1. Section 2.1 of the Credit Agreement is hereby amended by deleting the proviso beginning with the text ""; PROVIDED FURTHER that, until delivery" appearing in the first sentence thereof in its entirety and replacing it with the following new proviso:

         "; PROVIDED FURTHER that, until delivery of financial statements for the fiscal quarter ending March 31, 2002 showing compliance with all financial covenants contained in Section 9 hereof as amended, the outstanding amount of Revolving Credit Loans (after giving effect to all amounts requested), Swing Line Loans, unpaid Reimbursement Obligations and the Maximum Drawing Amount shall not exceed a maximum aggregate amount outstanding of (a) $346,000,000 at any time on or after the First Amendment Effective Date through March 31, 2001, (b) $378,000,000 at any time on or after April 1, 2001 through June 30, 2001, (c) $404,000,000 at any time on or after July 1, 2001 through August 10, 2001, (d) $390,000,000 at any time on or after August 11, 2001 through August 31, 2001, (e) $375,000,000 at any time on or after September 1, 2001 through September 29, 2001, (f) $365,000,000 at any time on or after September 30, 2001 through December 30, 2001, and (g) $364,000,000 at any time on or after December 31, 2001 through the date the Administrative Agent receives financial statements for the fiscal quarter ending

         March 31, 2002 showing compliance with all financial covenants contained in Section 9 hereof (such borrowing limits collectively referred to as the "Revolver Caps"); PROVIDED FURTHER that the Commitment Fee shall be payable on the Total Commitment, regardless of any Revolver Cap."

         2. AMENDMENT TO SECTION 2.4. Section 2.4 of the Credit Agreement is hereby amended by deleting the second sentence of Section 2.4 in its entirety and replacing it with the following new sentence:

                  "The Borrowers jointly and severally promise to pay interest on each Revolving Credit Loan and Swing Line Loan (i) until and including the date the Administrative Agent receives financial statements for the fiscal quarter ending March 31, 2002 showing compliance with all financial covenants contained in Section 9 hereof,
         (A) monthly in arrears on the first Business Day of each calendar month for the immediately preceding calendar month, commencing September 1, 2001, on Base Rate Loans, and (B) the last Business Day of the applicable Interest Period, and if such Interest Period is longer than one (1) month, on each Business Day that is one (1) month from the prior payment date, on Eurodollar Loans; (ii) following the date the Administrative Agent receives financial statements for the fiscal quarter ending March 31, 2002 showing compliance with all financial covenants contained in Section 9 hereof (the "Reversion Date"), (A) quarterly in arrears on the first Business Day of each calendar quarter for the immediately preceding calendar quarter, commencing on the first Business Day of the calendar quarter following the Reversion Date, on Base Rate Loans, and (B) the last Business Day of the applicable Interest Period, and if such Interest Period is longer than three (3) months, also on the Business Day which is three (3) months and, if applicable, six (6) months and nine (9) months, after the commencement of such Interest Period, on Eurodollar Loans; and (iii) on the Revolving Credit Maturity Date for all Revolving Credit Loans and Swing Line Loans."

         3. AMENDMENT TO SECTION 4.6.1. Section 4.6.1 of the Credit Agreement is hereby amended by deleting the second sentence of thereof in its entirety and replacing it with the following new sentence:

                  "The Borrowers jointly and severally promise to pay interest on the Term Loan (x) until and including the date the Administrative Agent receives financial statements for the fiscal quarter ending March 31, 2002 showing compliance with all financial covenants contained in
         Section 9 hereof, (i) monthly in arrears on the first Business Day of each calendar month for the immediately preceding calendar month, commencing September 1, 2001, on Base Rate Loans, and (ii) on the last Business Day of the applicable Interest Period, and if such Interest Period is longer than one (1) month, on each Business Day that is one
         (1) month from the prior payment date, on Eurodollar Loans; (y) following the date the Administrative Agent receives financial statements for the fiscal quarter ending March 31, 2002 showing compliance with all financial covenants contained in Section 9 hereof (the "Reversion Date"), (i) quarterly in arrears on the first Business Day of each calendar quarter for the immediately preceding calendar quarter, commencing on the first Business Day of the calendar quarter following the Reversion Date, on Base Rate Loans, and (ii) on the last Business Day of the applicable Interest Period, and if such Interest Period is longer than three (3) months, also on the Business Day which is three (3) months and, if applicable, six (6) months and nine (9) months, after the commencement of such Interest Period, on Eurodollar Loans; and (z) in any event, on the Term Loan Maturity Date."

         4. AMENDMENT TO SECTION 4A(a). Section 4A(a) of the Credit Agreement is hereby amended by deleting the date "December 31, 2001" therein and replacing it with the date "December 1, 2001."

         5. AMENDMENT TO SECTION 9.3. Section 9.3 of the Credit Agreement is hereby amended by deleting the table therein in its entirety and restating it as follows:


        FISCAL QUARTERS ENDING                   MINIMUM RATIO
        ----------------------                   -------------

               3/31/01                               1.35:1
          6/30/01 - 9/30/01                          1.25:1
               12/31/01                              1.40:1
          3/31/02 - 12/31/02                         2.00:1
        3/31/03 and thereafter                       2.25:1


         6. AMENDMENT TO SECTION 9.5. Section 9.5 of the Credit Agreement is hereby amended by deleting Section 9.5 in its entirety and restating it as follows:

                  "SECTION 9.5 CONSOLIDATED NET WORTH. At any time on or after the First Amendment Effective Date, the Borrowers will not permit Consolidated Net Worth at any time to be less than $395,000,000 PLUS the sum of (a) 50% of positive Consolidated Net Income for each fiscal quarter, beginning with the fiscal quarter ended September 30, 2001, and (b) 100% of the Net Cash Proceeds of any sale on or after the First Amendment Effective Date, of (i) equity securities issued by the Borrowers or (ii) warrants or subscription rights for equity securities issued by the Borrowers."

         7. AMENDMENT FEE. Upon the receipt by the Administrative Agent of counterparts of this Amendment executed by the Majority Lenders and the Borrowers, each Lender which executed and delivered its signature pages to Bingham Dana, counsel to the Agents, by 5:00 p.m. Boston time on August 10, 2001 by facsimile (to be followed by originals), shall receive from the Parent an amendment fee payable to such Lender for its own account equal to 0.125% of such Lender's Commitment and/or outstanding principal balance of its Term Loan, as applicable.

         8. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective upon (a) the receipt by the Administrative Agent of counterparts of this Amendment executed by the Majority Lenders and the Borrowers; and (b) the payment of all fees due to each Lender hereunder.

         9. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants to the Lenders as follows:

                  9.1 The representations and warranties of such Borrower contained in the Credit Agreement, as amended hereby, the other Loan Documents, or in any document or instrument delivered pursuant to or in connection with the Credit

         Agreement were true when made and, as amended hereby, continue to be true on the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement, the other Loan Documents and this Amendment and changes occurring in the ordinary course of business which singly or in the aggregate are not materially adverse, or to the extent that such representations and warranties related solely and expressly to an earlier date) and no Default or Event of Default shall have occurred and be continuing;

                  9.2 The execution, delivery, and performance by each Borrower of this Amendment and the consummation of the transactions contemplated hereby: (i) are within the corporate powers of such Borrower; (ii) have been duly authorized by all necessary corporate proceedings on the part of such Borrower; (iii) do not require any approval, consent of, or filing with, any governmental agency or authority, or any other person, association or entity, which bears on the validity of this Amendment and which is required by law or the regulation or rule of any agency or authority, or other person, association or entity; (iv) do not conflict with or result in any breach or contravention of any provision of law, statute, rule, or regulation to which any Borrower is subject or any judgment, order, writ, injunction, license, or permit applicable to such Borrower; (v) do not conflict with any provision of the corporate charter or bylaws of such Borrower; and (vi) do not conflict with any provision of any agreement or other instrument binding upon such Borrower in a manner which is reasonably likely to have a material adverse effect on the Borrowers taken as a whole; and

                  9.3 This Amendment, the Credit Agreement as amended hereby, and the other Loan Documents constitute the legal, valid, and binding obligations of each Borrower, enforceable against each Borrower in accordance with their respective terms, provided that: (i) enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws of general application affecting the rights and remedies of creditors, and (ii) enforcement may be subject to general principles of equity, and the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceeding for such remedies may be brought.

         10. RATIFICATION. Each of the Borrowers hereby adopts again, ratifies and confirms in all respects, as its own act and deed, each of the Credit Agreement, as amended hereby, and the other Loan Documents to which such Borrower is a party; each of the Borrower hereby adopts again, ratifies and confirms in all respects, as its own act and deed, the grant of a security interest under the Security Documents in all of the existing and after-acquired or arising goods, accounts, chattel paper, investment property, documents, instruments, general intangibles and other personal property assets in which any of the Borrower has ownership or other rights, together with any and all Uniform Commercial Code financing statements and other instruments or documents previously executed in connection therewith to create, evidence, perfect or preserve the priority of such security interest in favor of the Administrative Agent for the benefit of the Lenders and the Administrative Agent. To the extent that it has not already done so, each Borrower hereby waives all suretyship defenses of whatsoever nature, whether arising out of the Administrative Agent's or any Lender's dealings with any other Borrower in respect of the Credit Agreement, any other Loan Document or otherwise.

         11. RELEASE. In order to induce the Agents and the Lenders to enter into this Amendment, each of the Borrowers acknowledges and agrees that: (a) none of the Borrowers has any claim or cause of action against the Agents or any Lender (or any of its respective directors, officers, employees or agents); (b) none of the Borrowers has any offset right, counterclaim or defense of any kind against any of their respective obligations, indebtedness or liabilities to the Agents or any Lender; and (c) each of the Agents and the Lenders has heretofore properly performed and satisfied in a timely manner all of its obligations to the Borrowers. The Borrowers wish to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the Agents' and the Lenders' rights, interests, contracts, collateral security or remedies. Therefore, each of the Borrowers unconditionally releases, waives and forever discharges (x) any and all liabilities, obligations, duties, promises or indebtedness of any kind of any Agent or any Lender to any of the Borrowers, except the obligations to be performed by any Agent or any Lender on or after the date hereof as expressly stated in this Amendment, the Credit Agreement and the other Loan Documents, and
(y) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which the Borrowers might otherwise have against any Agent, any Lender or any of its directors, officers, employees or agents, in either case (x) or
(y), on account of any past or presently existing condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind.

         12. EXECUTION IN COUNTERPARTS; DELIVERY BY FACSIMILE. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument. This Amendment, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation of a contract and each party forever waives such defense.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the date set forth above.

THE BORROWERS:

NATIONSRENT, INC.
NRGP, INC.
NATIONSRENT USA, INC.
NATIONSRENT WEST, INC.
NATIONSRENT TRANSPORTATION SERVICES, INC.
NR DELAWARE, INC.
LOGAN EQUIPMENT CORP.
NR DEALER, INC.
NR FRANCHISE COMPANY
BDK EQUIPMENT COMPANY, INC.

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------





NATIONSRENT OF INDIANA, LP

By:      NRGP, Inc., its general partner



By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------





NATIONSRENT OF TEXAS, LP

By:      NRGP, Inc., its general partner



By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

THE LENDERS:

FLEET NATIONAL BANK,
individually and as Administrative Agent

By:
         --------------------------------------------
         Timothy M. Laurion, Managing Director


BANKERS TRUST COMPANY, individually and as Syndication Agent

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC.


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



WASHINGTON MUTUAL BANK, FA (f/k/a Bank United)



By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



BAY VIEW FINANCIAL CORPORATION


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

CITICORP DEL-LEASE, INC.


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



CREDIT LYONNAIS NEW YORK BRANCH


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



DIME COMMERCIAL CORP.


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



ERSTE BANK


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



THE FIFTH THIRD BANK, CENTRAL OHIO


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

FIRST BANK TEXAS, N.A.


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



GENERAL ELECTRIC CAPITAL CORPORATION


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



HAMILTON BANK, N.A.


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



HUNTINGTON NATIONAL BANK


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

LASALLE BANK NATIONAL ASSOCIATION


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



BANK ONE, N.A.


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



THE BANK OF NOVA SCOTIA


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



SUNTRUST BANK


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



UNION BANK OF CALIFORNIA, N.A.


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

UNION PLANTERS BANK


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



CITIZENS BANK OF MASSACHUSETTS AS SUCCESSOR TO USTRUST


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

FIRST SOURCE FINANCIAL LLP


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



FIRST UNION NATIONAL BANK


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



FIRST DOMINION FUNDING I


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



FRANKLIN FLOATING RATE TRUST


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

ARCHIMEDES FUNDING, L.L.C.


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



ARCHIMEDES FUNDING II, LTD


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



ARCHIMEDES FUNDING III, L.L.C.


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



PARIBAS CAPITAL FUNDING LLC


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



ALLSTATE LIFE INSURANCE CO.


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

GREAT POINT CLO 1999-1 LTD.


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



ARES LEVERAGED INVESTMENT FUND, L.P.


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



ARES LEVERAGED INVESTMENT FUND II, L.P.


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



ARES III CLO LTD.


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



BANK OF AMERICA, N.A.


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

INDOSUEZ CAPITAL FUNDING IIA LIMITED


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



INDOSUEZ CAPITAL FUNDING III LIMITED


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



INDOSUEZ CAPITAL FUNDING IV LP


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



TORONTO DOMINION (NEW YORK) INC.


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



BRANT POINT CBO 1999-1, LTD.

By:  Sankaty Advisors, Inc., As Collateral Manager


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

FIRSTRUST BANK


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



SEQUILS - ING I (HBDGM), LTD.


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



STEIN ROE & FARNHAM CLO1 LTD.,
BY STEIN ROE & FARNHAM INCORPORATED, AS
PORTFOLIO MANAGER


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



BNY FACTORING LLC


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



SIMSBURY CLO, LTD.


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

FIRST DOMINION FUNDING III


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



SRF TRADING, INC.


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------


SWISS LIFE US RAINBOW


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------


LONGHORN CDO (CAYMAN) LTD.


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

VAN KAMPEN PRIME RATE INCOME TRUST
BY: VAN KAMPEN INVESTMENT ADVISORY CORP.


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

VAN KAMPEN SENIOR INCOME TRUST
BY: VAN KAMPEN INVESTMENT ADVISORY CORP.


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

VAN KAMPEN CLO I, LIMITED
BY: VAN KAMPEN MANAGEMENT INC.
AS COLLATERAL MANAGER


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

VAN KAMPEN CLO II, LIMITED
BY: VAN KAMPEN MANAGEMENT INC.
AS COLLATERAL MANAGER


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

FRANKLIN FLOATING RATE MASTER SERIES


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

FRANKLIN CLO I, LIMITED


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------


SEQUILS I, LTD
BY: TCW ADVISORS, INC. AS ITS COLLATERAL MANAGER


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

SEQUILS IV, LTD
BY: TCW ADVISORS, INC. AS ITS COLLATERAL MANAGER


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------


CAPTIVA II FINANCE LTD.


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

BNP PARIBAS


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------


NATIONAL CITY


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------


RZB FINANCE LLC


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------


KZH CYPRESSTREE-1, LLC


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

CYPRESSTREE INVESTMENT FUND, LLC
BY: CYPRESS INVESTMENT MANAGEMENT COMPANY, INC.
ITS MANAGING MEMBER


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

CYPRESSTREE INSTITUTIONAL FUND, LLC
BY: CYPRESS INVESTMENT MANAGEMENT COMPANY, INC.
ITS MANAGING MEMBER


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------


NORTH AMERICA SENIOR FLOATING RATE FUND
BY:  CYPRESSTREE INVESTMENT MANAGEMENT COMPANY, INC.,
AS PORTFOLIO MANAGER


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



AMICO CDO SERIES 2000-A


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

NUVEEN SENIOR INCOME FUND


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------


FLAGSHIP CLO 2000-1


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

NEMEAN CLO LTD.


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

INDOSUEZ CAPITAL FUNDING VI LTD.


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------


MORGAN GUARANTY TRUST COMPANY


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------


SENIOR DEBT PORTFOLIO


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------


BANK MONTREAL


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------


MERRILL LYNCH SENIOR FLOATING RATE FUND INC.


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

CYPRESSTREE INVESTMENT PARTNERS I, LTD.
BY: CYPRESSTREE INVESTMENT MANAGEMENT COMPANY, INC.
AS PORTFOLIO MANAGER


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



ARES IV CLO LTD.


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------